Purchase Obligations	12 Months Ended
Dec. 31, 2023
Purchase Obligations
Purchase Obligations

(D.8) Purchase Obligations

€ millions	2023	2022
Contractual obligations for acquisition of property, plant, and equipment and intangible assets	164	144
Other purchase obligations	10,377	7,491
Purchase obligations	10,541	7,635

The contractual obligations for acquisition of property, plant, and equipment and intangible assets relate primarily to the purchase of hardware, software, patents, office equipment, and vehicles. The remaining obligations relate mainly to cloud services, marketing, consulting, maintenance, license agreements, and other third-party agreements. The increase is mainly due to new purchase obligations related to cloud infrastructure services. Historically, the majority of such purchase obligations have been realized.

Maturities

€ millions	12/31/2023
Purchase Obligations
Due 2024	2,286
Due 2025 to 2028	7,752
Due thereafter	503
Total	10,541